UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  11/05/2004

AMERICREDIT CORP
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-10667

TX	752291093
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

801 Cherry Street Suite 3900
Fort Worth, TX 76102
(Address of Principal Executive Offices, Including Zip Code)

(817)302-7165
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On November 3, 2004, AmeriCredit Financial Services, Inc. (the "Company"), a wholly owned subsidiary of AmeriCredit Corp., entered into amendments to the transaction documents concerning its $1.95 billion Master Trust warehouse credit facility with each lender party thereto and Deutsche Bank Trust Company Americas, as administrative agent for the lenders. The Master Trust warehouse credit facility is a revolving facility secured by receivables on automobile retail installment sales contracts purchased and serviced by the Company. These amendments extend the $150 million one-year commitment to November 2, 2005 and extend the $1.8 billion three-year commitment to November 5, 2007. The amendments also extend to 364 days the time a receivable is considered to be eligible under the facility and make certain technical amendments that are not material. The amendments are filed herewith as exhibits to this Form 8-K.

    On November 3, 2004, a proposal to amend the 1998 Limited Stock Option Plan for AmeriCredit Corp. (the "1998 Plan") was approved by a majority vote of the shareholders of AmeriCredit Corp. ("AmeriCredit"). The amendments to the 1998 Plan extend the termination date of stock options for 1,136,000 shares of stock at an exercise price of $12 per share (the "Options") previously granted under the 1998 Plan to each of Clifton H. Morris, Jr., the Chairman of the Board and Chief Executive Officer of AmeriCredit, and Daniel E. Berce, the President of AmeriCredit, from January 26, 2005 to January 26, 2007. The amendments also "un-vest" the Options held by Messrs. Morris and Berce under the 1998 Plan, and provide that the Options will become re-vested on the earlier to occur of AmeriCredit's achievement of a 1.8% or better return on managed assets for fiscal 2005, or the death or Disability (as such term is defined in the 1998 Plan) of Messrs. Morris or Berce. If this return on managed assets is not achieved in fiscal 2005 (and assuming that death or Disability does not occur), then the Options will not become re-vested and will be effectively forfeited by Messrs. Morris and Berce. A copy of the amendment to the 1998 Plan was included as an exhibit to the Proxy Statement, filed on Form DEF 14A with the Securities and Exchange Commission on September 28, 2004.

    On November 3, 2004, a proposal to amend the Amended and Restated 2000 Limited Omnibus and Incentive Plan for AmeriCredit Corp. (the "2000 Plan") was approved by a majority vote of the shareholders of AmeriCredit.   The amendments change the definition of "Eligible Person" so as to permit future grants of stock options and restricted stock to Mr. Morris and Mr. Berce. A copy of the amendment to the 2000 Plan was included as an exhibit to the Proxy Statement, filed on Form DEF 14A with the Securities and Exchange Commission on September 28, 2004.

    On November 3, 2004, a proposal to approve the AmeriCredit Senior Executive Bonus Plan (the "Plan") was approved by a majority vote of the shareholders of AmeriCredit. The Plan provides AmeriCredit's key executives with the opportunity to earn incentive awards based on the achievement of goals relating to the performance of AmeriCredit and its business units. The Plan will be administered by the Stock Option/Compensation Committee of the Board of Directors in accordance with the provisions of the Plan and the requirements of Section 162(m). All officers of AmeriCredit are eligible to participate in the Plan. Participation in the Plan by any particular officer is determined annually in the discretion of the Committee. In selecting participants for the Plan, the Committee will choose officers of AmeriCredit who are likely to have a significant impact on AmeriCredit's performance. For fiscal year 2005, participants in the Plan will be the members of the AmeriCredit's Executive Team, which is currently comprised of Messrs. Morris; Berce; Preston A. Miller, Executive Vice President, Chief Financial Officer and Treasurer; Mark Floyd, Executive Vice President and Chief Operating Officer; Chris A. Choate, Executive Vice President, chief Legal Officer and Secretary; and Steven P. Bowman, Executive Vice President and Chief Credit Officer. Participation in future years will be in the discretion of the Committee, but it is currently expected that five to ten officers will participate each year. A copy of the Plan was included as an exhibit to the Proxy Statement, filed on Form DEF 14A with the Securities and Exchange Commission on September 28, 2004.

    Also on November 3, 2004, pursuant to the 2000 Plan, the Board of Directors of AmeriCredit granted stock options to purchase 20,000 shares of stock to each of its non-employee directors, John R. Clay, A. R. Dike, James H. Greer, Douglas K. Higgins, Kenneth H. Jones, Jr. and B.J. McCombs. The exercise price of these options is $19.57 per share, the closing price of the stock on the New York Stock Exchange on the date of the grant. In connection with these grants, AmeriCredit and each director will execute a stock option agreement, the material terms of which are set forth on the exhibit filed with this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(a)        Financial Statements of Business Acquired

        None.

(b)        Pro-forma Financial Information

        None.

(c)         Exhibits

        The following exhibits are filed herewith:

Exhibit

Number        Description

99.1        Amendment dated November 3, 2004 to certain Second Amended and Restated Note Purchase Agreements

99.2        Amendment dated November 3, 2004 to the Second Amended and Restated Class S Note Purchase Agreement
99.3        Amendment No. 2 to the Second Amended and Restated Sale and Servicing Agreement, dated November 5, 2003, among AmeriCredit Master Trust, as Issuer, AmeriCredit Funding Corp. VII, as Seller, AmeriCredit Financial Services, Inc., as Seller and Servicer, and JPMorgan Chase Bank, as Backup Servicer and Trust Collateral Agent; Supplement No. 2 to the Second Amended and Restated Indenture, dated November 5, 2003, among AmeriCredit Master Trust, as Issuer, JPMorgan Chase Bank, as Trustee and Trust Collateral Agent, and Deutsche Bank Trust Company Americas, as Administrative Agent; Amendment No. 1 to the Second Amended and Restated Custodian Agreement, dated November 5, 2003, among AmeriCredit Financial Services, Inc., as Custodian, Deutsche Bank Trust Company Americas, as Administrative Agent, and JPMorgan Chase Bank, as Trust Collateral Agent; and Amendment No. 1 to Annex A to the Indenture and the Sale and Servicing Agreement
99.4        Form of Nonincentive Stock Option Agreement for the Non-Employee Directors of AmeriCredit Corp.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

AMERICREDIT CORP

Date: November 05, 2004.	By:	/s/ PRESTON A. MILLER
PRESTON A. MILLER
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Amendment dated November 3, 2004 to certain Second Amended and Restated Note Purchase Agreements
EX-99.2	Amendment dated November 3, 2004 to the Second Amended and Restated Class S Note Purchase Agreement
EX-99.3	Amendment No. 2 to the Second Amended and Restated Sale and Servicing Agreement, dated November 5, 2003, and certain other amendments
EX-99.4	Form of Nonincentive Stock Option Agreement for the Non-Employee Directors of AmeriCredit Corp.